UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023

FOMO WORLDWIDE, INC.

(Exact name of Registrant as specified in its Charter)

california	001-13126	83-3889101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

831 W North Ave., Pittsburgh, PA 15233

(Address of principal executive offices)

(630) 708-0750

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

FOMO WORLDWIDE, INC. is referred to in this Current Report on Form 8-K as “FOMO,” the “Company,” “we,” or “us.”

Item 1.02 Termination of a Material Definitive Agreement.

On May 30, 2023, FOMO WORLDWIDE, INC. exchanged two convertible notes (the “Notes”) held by third-party lender GS Capital Partners, LLC in the amounts of $220,000.00 dated January 14, 2022, with a current balance of $260,84.64 and a $115,000.00 dated April 5, 2022, with a current balance of $130,312.33, totaling $391,153.97 for 15,646,159 shares of Series A Preferred stock at a price per share equal to $0.025 per share (the “Series A Preferred Shares”). On an as converted basis, the Series A Preferred shares can convert into 782,307,950 common shares, substantially lower than the potential dilution of the notes upon conversion today of 3,259,616,417 common shares.

As consideration for the exchange, we reduced the strike price on a total of 557,424,483 common stock purchase warrants held by the lender to $0.0005 and extended their expiration dates to May 26, 2026. The exchange materially improves the Company’s balance sheet and wherewithal to execute its business plan by eliminating material amounts of default debt.

Item 8.01 Other Events.

On May 30, 2023, we extended the maturity date of a $341,205 junior convertible note issued to GS Capital Partners, LLC on April 19, 2022 from April 19, 2023 to December 31, 2023. All other terms of the note remain unchanged and the note is current.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description
10.1	FOMO WORLDWIDE, INC. GS Capital Partners, LLC Exchange Agreement – May 30, 2023
10.2	FOMO WORLDWIDE, INC. GS Capital Partners, LLC Waiver – May 30, 2023
10.3	FOMO WORLDWIDE, INC. GS Capital Partners, LLC Warrants Modification – May 30, 2023
10.4	FOMO WORLDWIDE, INC. GS Capital Partners April 19, 2022 Loan Extension – May 30, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOMO WORLDWIDE, INC.

Date: May 30, 2023	By:	/s/ Vikram Grover